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                                                                   EXHIBIT 21.01

              SUBSIDIARIES OF CRESCENT REAL ESTATE EQUITIES COMPANY


NAME                                                      TYPE OF ENTITY
----                                                      --------------
Crescent Real Estate Equities, Ltd.                       Delaware corporation
Crescent Real Estate Equities Limited Partnership         Delaware limited partnership
301 Congress Avenue, L.P.                                 Delaware limited partnership
3753/3763 HHP LLC                                         Delaware limited liability company
3925 Paradise Rd. LLC                                     Delaware limited liability company
3987 Paradise Rd. LLC                                     Delaware limited liability company
3960/3980 HHP Parking Garage LLC                          Delaware limited liability company
3980 HHP LLC                                              Delaware limited liability company
Bear Paw Lodge LLC                                        Delaware limited liability company
Breckenridge Pioneer Club LLC                             Delaware limited liability company
Brownstones at Little Raven, LLC                          Delaware limited liability company
Buckhorn Townhome LLC                                     Delaware limited liability company
C5HC Management, LLC                                      Delaware limited liability company
CEC Management, L.L.C.                                    Texas limited liability company
CEI Colonnade Holdings, LLC                               Delaware limited liability company
Central Platte Valley Management, LLC                     Delaware limited liability company
CRE Aviation Interest, LLC                                Delaware limited liability company
CRE Diversified Holdings, Inc.                            Delaware corporation
CRE Management VIII, LLC                                  Delaware limited liability company
CRE Management X, LLC                                     Delaware limited liability company
CRE Management XII, LLC                                   Delaware limited liability company
Creekside at Riverfront Park, LLC                         Delaware limited liability company
CREF X Holdings Management, LLC                           Delaware limited partnership
CREF X Holdings, L.P.                                     Delaware limited partnership
CREF XII Holdings, L.P.                                   Delaware limited partnership
CREF XII Holdings GP, LLC                                 Delaware limited liability company
CREF XII Parent, L.P.                                     Delaware limited partnership
CREF XII Parent GP, LLC                                   Delaware limited liability company
Crescent 1717 Main, L.L.C.                                Texas limited liability company
Crescent 5 Houston Center, L.P.                           Delaware limited partnership
Crescent 707 17th Street, LLC                             Delaware limited liability company
Crescent BK One Tower GP, LLC                             Delaware limited liability company
Crescent Business Centers Corp.                           Delaware corporation
Crescent Capital Funding, LLC                             Delaware limited liability company
Crescent CBD Land Financing, L.P.                         Delaware limited partnership
Crescent CBD Land GP, LLC                                 Delaware limited liability company
Crescent Colonnade, LLC                                   Delaware limited liability company
Crescent Commercial Realty Holdings, L.P.                 Delaware limited partnership
Crescent Duddlesten Hotel Partnership, L.P.               Texas limited partnership
Crescent E & M, L.L.C.                                    Texas limited liability company
Crescent Entertainment Company, L.P.                      Texas limited partnership
Crescent Entertainment Management, L.L.C.                 Texas limited liability company
Crescent Ervay & Main, L.P.                               Texas limited partnership
Crescent Finance Company                                  Delaware corporation
Crescent Five Post Oak, LLC                               Delaware limited liability company
Crescent Four Westlake GP, LLC                            Delaware limited liability company
Crescent Funding Interest, LLC                            Delaware limited liability company
Crescent Hospitality SPE, LLC                             Delaware limited liability company
Crescent Hospitality, Inc.                                Delaware corporation
Crescent Manalapan Holdings, LLC                          Delaware limited liability company
Crescent NADE, L.P.                                       Delaware limited partnership
Crescent One BriarLake GP, LLC                            Delaware limited liability company
Crescent Plaza Residential, LLC                           Delaware limited liability company
Crescent Potomac Harbour, L.L.C.                          Delaware limited liability company
Crescent Property Services, Inc.                          Delaware corporation
Crescent Real Estate Funding I, L.P.                      Delaware limited partnership
Crescent Real Estate Funding II, L.P.                     Delaware limited partnership
Crescent Real Estate Funding III, L.P.                    Delaware limited partnership
Crescent Real Estate Funding IV, L.P.                     Delaware limited partnership
Crescent Real Estate Funding V, L.P.                      Delaware limited partnership
Crescent Real Estate Funding VI, L.P.                     Delaware limited partnership
Crescent Real Estate Funding VII, L.P.                    Delaware limited partnership
Crescent Real Estate Funding VIII, L.P.                   Delaware limited partnership
Crescent Real Estate Funding X, L.P.                      Delaware limited partnership
Crescent Real Estate Funding XII, L.P.                    Delaware limited partnership
Crescent Resort Development, Inc.                         Delaware corporation
Crescent SC Holdings, L.P.                                Delaware limited partnership



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
NAME                                                      TYPE OF ENTITY
----                                                      --------------
Crescent SM X, Inc.                                       Delaware corporation
Crescent Spectrum Center, L.P.                            Delaware limited partnership
Crescent Three Westlake GP, LLC                           Delaware limited liability company
Crescent Travel Services, Inc.                            Delaware corporation
Crescent TRS Holdings Corp.                               Delaware corporation
Crescent Washington Harbour, L.L.C.                       Delaware limited liability company
Crescent/301, L.L.C.                                      Delaware limited liability company
Cresta Run LLC                                            Delaware limited liability company
CresWood Development, L.L.C.                              Texas limited liability company
CRL Investments, Inc.                                     Texas corporation
CSC Holdings Management, LLC                              Delaware limited liability company
CSC Management, LLC                                       Delaware limited liability company
DBL Holdings, Inc.                                        Texas corporation
DBL-ABC, Inc.                                             Delaware corporation
DBL-CBO, Inc.                                             Delaware corporation
Deer Trail LLC                                            Delaware limited liability company
Delganey at Riverfront Park, LLC, The                     Delaware limited liability company
Desert Mountain Associates, Inc.                          Delaware corporation
Desert Mountain Development Corporation                   Delaware corporation
Desert Mountain Properties, L.P.                          Delaware limited partnership
East West Resort Development III, L.P., L.L.L.P.          Delaware limited partnership
East West Resort Development IV, L.P., L.L.L.P.           Delaware limited partnership
East West Resort Development V, L.P., L.L.L.P.            Delaware limited partnership
East West Resort Development VI, L.P., L.L.L.P.           Delaware limited partnership
East West Resort Development VII, L.P., L.L.L.P.          Delaware limited partnership
EWRD Perry Holding L.P., L.L.L.P.                         Delaware limited partnership
EWRD Perry - Riverbend, LLC                               Delaware limited liability company
EWRD Summit LLC                                           Delaware limited liability company
EWRD Summit Holding, L.P., L.L.L.P.                       Delaware limited partnership
G/C Waterside Associates, L.L.C.                          Texas limited liability company
GDW LLC                                                   Delaware limited liability company
Gray's Station, LLC                                       Delaware limited liability company
HBP Realty, LLC                                           Delaware limited liability company
Horizon Pass Lodge LLC                                    Delaware limited liability company
Horizon Pass Townhomes LLC                                Delaware limited liability company
Houston Area Development Corp.                            Texas corporation
Hummingbird Lodge LLC                                     Delaware limited liability company
Main Street Station Breckenridge, LLC                     Delaware limited liability company
Main Street Station Real Estate, LLC                      Delaware limited liability company
Mira Vista Development Corp.                              Texas corporation
Mira Vista Golf Club, LLC                                 Texas limited liability company
Mira Vista Realty, Inc.                                   Texas corporation
MSSVCGP, LLC                                              Delaware limited liability company
NMP Holdings, LLC                                         Delaware limited liability company
Northstar Mountain Properties, LLC                        Delaware limited liability company
Old Greenwood, LLC                                        Delaware limited liability company
Old Greenwood Realty, Inc.                                Delaware corporation
Park Place at Riverfront Park LLC                         Delaware limited liability company
Park Plaza at Riverfront Park LLC                         Delaware limited liability company
Park Tower at Riverfront Park LLC                         Delaware limited liability company
Precedent Opportunity Funding, L.P.                       Delaware limited partnership
Quartermoon LLC                                           Delaware limited liability company
Restaurant Riverfront, LLC                                Delaware limited liability company
Riverfront Park Retail, LLC                               Delaware limited liability company
SMI Operating Company, LLC                                Delaware limited liability company
SMI Real Estate, LLC                                      Delaware limited liability company
Snow Cloud LLC                                            Delaware limited liability company
Sonoma Golf Club, LLC                                     Delaware limited liability company
Sonoma Golf Management, LLC                               Delaware limited liability company
Sonoma Golf, LLC                                          Delaware limited liability company
Sonoma National Inc.                                      Delaware corporation
Spectrum Mortgage Associates, L.P.                        Delaware limited partnership
St. Charles Place, LLC                                    Delaware limited liability company
Tahoe Club Company, LLC                                   Delaware limited liability company
Tahoe Mountain Resorts, LLC                               Delaware limited liability company
Union Center LLC                                          Delaware limited liability company
Vendue/Prioleau Associates LLC                            Delaware limited liability company
Waterside Common Limited Partnership                      Texas limited partnership
West Eagle Ranch LLC                                      Delaware limited liability company
Winter Park Property Investment LLC                       Delaware limited liability company
WOCOI Investment Company                                  Texas corporation
Woodlands Land Company, Inc., The                         Texas corporation
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